SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                 Current Report Pursuant to Section 13 OR 15(d)
                     Of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 6, 2001
                                                         ---------------

                               NUWAY ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


    DELAWARE                      33-43423                        65-0159115
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(State or other                 (Commission                    (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
   formation)


6826 NW 77th Court, Miami, Florida                                      33166
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (786) 331-4100
                              ---------------------

                          LATIN AMERICAN CASINOS, INC.
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On October 29, 2001 the Registrant announced that Geraldine Lyons has announced her retirement from the Company, and resigned her position as acting Chief Financial Officer, and Secretary of the Company. The Company named William Bossung (COO) as Secretary of the Company and Joseph Tawil as acting Chief Financial Officer.

         To enable management to serve more efficiently, given the newly created oil and gas activities the Company named Todd Sanders (CEO) as President of the entire operations of the Company, and Jeffrey Felder has been named President of the Company's Cigar and Casino Operations.

         The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

                                  Exhibit Index
                                  -------------

Exhibit No.
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   99.1              Press release dated October 29, 2001.



Signatures:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned duly authorized.

                                              NuWay Energy, Inc.
                                              (Registrant)

      10/29/01                                /s/ Todd Sanders, President
--------------------                          -----------------------------
       Date                                   Todd Sanders, President


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